UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: December 19, 2013
(Date of earliest event reported)

DARDEN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)
(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Darden Restaurants, Inc. (the “Company”) issued a news release dated December 19, 2013, entitled “Darden Restaurants Reports Second Quarter Diluted Net Earnings Per Share; Declares Its Quarterly Dividend; and Revises Diluted Net Earnings Per Share Outlook for the Full Fiscal Year,” a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2013, the Company announced that its Board of Directors (the “Board”) has approved a plan to separate the Red Lobster business.  If, as expected, the Red Lobster business is spun-off to the Company’s shareholders, Brad Richmond would step down as the Company’s Senior Vice President and Chief Financial Officer and would become the Chief Financial and Administrative Officer of Red Lobster upon completion of the spin-off.

Item 7.01	Regulation FD Disclosure.

The Company issued a news release dated December 19, 2013, entitled “Darden Announces Comprehensive Plan to Enhance Shareholder Value,” announcing that the Board has approved a comprehensive plan to enhance shareholder value by, among other things, separating the Red Lobster business. The Company expects to execute a tax-free spin-off of Red Lobster, but no final decision has been made on the form of separation. The Board may also consider a sale of the Red Lobster  business.  A copy of the news release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act  or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Information.

On December 19, 2013, the Company announced that the Board has approved a plan to separate the Red Lobster business. Following such separation, Kim Lopdrup, currently the Company’s President, Specialty Restaurant Group and New Business, is expected to serve as Chief Executive Officer of Red Lobster.  Effective January 6, 2014, Mr. Lopdrup will become Chief Executive Officer-Elect, Red Lobster, and Harald Herrmann, currently President of Yard House, will assume the role of President of the Specialty Restaurant Group.  Salli Setta, who was appointed as President of Red Lobster in June, will continue in that role.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1
News release dated December 19, 2013, entitled “Darden Restaurants Reports Second Quarter Diluted Net Earnings Per Share; Declares Its Quarterly Dividend; and Revises Diluted Net Earnings Per Share Outlook for the Full Fiscal Year.”

99.2	News release dated December 19, 2013, entitled “Darden Announces Comprehensive Plan to Enhance Shareholder Value.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ C. Bradford Richmond
C. Bradford Richmond
Senior Vice President and Chief Financial Officer
Date: December 19, 2013

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1
News release dated December 19, 2013, entitled “Darden Restaurants Reports Second Quarter Diluted Net Earnings Per Share; Declares Its Quarterly Dividend; and Revises Diluted Net Earnings Per Share Outlook for the Full Fiscal Year.”

99.2	News release dated December 19, 2013, entitled “Darden Announces Comprehensive Plan to Enhance Shareholder Value.”

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